Exhibit 10.8

KONG HWEE
IRON WORKS & CONSTRUCTION PTE LTD
光輝鐵廠工程私人有限公司

TEL: 6285 2366 / 6508 2960
FAX: 6285 4696
ADD: 7 Senoko South Road, S758071
WED: www.konghweeiron.com

CO. REG: 198802515Z GST REG: M2-0081201-8

1 December 2022

Fast Track Events Pte Ltd (Reg: 201205788D)
59 Verde View
Singapore 688686

Attention: Harris Lim

Dear Harris,

Event Engagement Letter

We are pleased to appoint Fast Track Events Pte Ltd to conceptualise, plan and execute our 2022 Christmas and 2023 Lunar Staff Celebration. This letter serve as our agreement of Fast Track Events Pte Ltd as our official event company for the 2 events that will be happening in December 2022 and January 2023 respectively.

We hereby agree to pay for your services for the 2 events at SGD 48,000.00:

- 100% (SGD 48,000): no more than 14 days after the completion of both events.

Please sign where indicated below to confirm your agreement to the appointment of this project.

Yours Sincerely,

Sally Nge
Director
Kong Hwee Iron Works & Construction Pte Ltd

Accepted and agreed by:
Fast Track Events Pte Ltd

Harris Lim
Director
Date: 2 December 2022